UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K/A
(Amendment No. 1)
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2025

Sable Offshore Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-40111 (Commission File Number)	85-3514078 (I.R.S. Employer Identification Number)

845 Texas Avenue, Suite 2920
Houston, TX		77002
(Address of principal executive offices)		(Zip code)
(713) 579-6161
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001	SOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act.of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Amendment No. 1 on Form 8-K/A (the “Form 8-K/A”) is being filed to amend and supplement the Current Report on Form 8-K of Sable Offshore Corp. (the “Company”) filed on November 3, 2025 (the “Initial Form 8-K”). The Initial Form 8-K reported the entry by the Company and Exxon Mobil Corporation into an amendment (the "Amendment”) to the Company's Senior Secured Term Loan. The Company is filing this Form 8-K/A to report the satisfaction of the conditions to, and effectiveness of, the Amendment.

The information previously reported in or filed with the Initial Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 1.01    Entry into a Material Definitive Agreement.
On November 24, 2025, the Company satisfied all the conditions to effectiveness of the Amendment, including the condition that the Company receive cash proceeds in an amount no less than $225,000,000, which the Company satisfied on November 12, 2025, with the successful private placement of $250,000,000 of the Company’s common stock, and the Amendment became effective.

The Amendment extends the maturity date of the Senior Secured Term Loan to the earlier of (i) March 31, 2027 or (ii) the date falling 90 days after first sales of hydrocarbons. The Amendment increases the interest rate from ten percent (10%) per annum to fifteen percent (15%) per annum, compounded annually, payable in arrears on January 1st of each year. At the Company’s election, accrued but unpaid interest may be deemed paid on each interest payment date by adding the amount of interest owed to the outstanding principal (paid-in-kind) amount under the Senior Secured Term Loan. The Amendment also includes additional reporting covenants and a financial liquidity covenant that requires the Company to have not less than $25.0 million in unrestricted cash, measured at the end of each month.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description of Exhibits
99.1	Second Amendment to Senior Secured Term Loan Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sable Offshore Corp.

Date:	November 25, 2025	By:	/s/ Gregory D. Patrinely
		Name:	Gregory D. Patrinely
		Title:	Executive Vice President and Chief Financial Officer